Exhibit 10.16.2

Executed Version

AMENDMENT No. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of February 23, 2016, to that certain Amended and Restated Credit Agreement, dated as of December 19, 2013 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”) among WALTER INVESTMENT MANAGEMENT CORP., a Maryland corporation (the “Borrower”), the lenders from time to time party thereto and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent.
RECITALS:
WHEREAS, Section 9.08 of the Credit Agreement permits the Credit Agreement to be amended from time to time by the Borrower and the Required Lenders;
WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent and the Lenders identified on the signature pages hereto which collectively constitute the Required Lenders have agreed to amend certain provisions of the Credit Agreement, subject to the terms and conditions set forth herein; and
WHEREAS, the Administrative Agent, acting at the direction of the Required Lenders, has agreed to enter into this Agreement on the terms set forth herein.
NOW, THEREFORE, the parties hereto agree as follows:
Section 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein (including in the recitals above) that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
Section 2. Amendments to Credit Agreement.
(a) Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the following defined terms in the proper alphabetical placement:
“Amendment No. 1 Effective Date” shall mean February 23, 2016.
“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
and (ii) revising the first sentence in the definition of “Defaulting Lender” by (x) deleting the word “or” immediately prior to the phrase “(ii) had appointed for it a receiver” and (y) inserting the phrase “, or (iii) become the subject of a Bail-in Action” immediately following the phrase “or federal regulatory authority acting in such a capacity”.
(b) Section 2.20 of the Credit Agreement is hereby amended by adding the following clause (h) at the end thereof:
(h)    For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 1 Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(c) Section 2.24(a) of the Credit Agreement is hereby amended by replacing the word “No” at the beginning of the second sentence in clause (iv) thereof with the phrase “Subject to Section 9.20, no”.
(d) Section 9.04(l) of the Credit Agreement is hereby amended by:
(i)         deleting the phrase “(and solely through)” prior to the phrase “Dutch Auctions open to all Lenders” and inserting “(x)” prior to the phrase “Dutch Auctions open to all Lenders”;
(ii).        inserting the phrase “or (y) open market purchases, in each case” immediately following the phrase “Dutch Auctions open to all Lenders”;
(iii)        deleting the comma prior to the phrase “subject to the following limitations and other provisions”;

(iv)        replacing the contents of clause (i) thereof with “[reserved];”; and
(v)        inserting the phrase “or open market purchases” immediately following the phrase “in connection with a Dutch Auction” in clause (vi) thereof.
(e) The Credit Agreement is hereby amended by inserting the following Section 9.20 immediately following the end of Section 9.19 thereof:
Section 9.20     Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
(f) Exhibit L to the Credit Agreement is hereby amended by deleting the phrase “and no more than four Auctions may be made in any period of four consecutive fiscal quarters of the Borrower” at the end of the paragraph therein entitled “Summary”.

Section 3. Conditions. This Agreement shall become effective as of the first date (the “Effective Date”) when each of the following conditions shall have been satisfied:
(i)    the Administrative Agent shall have received from the Borrower, Lenders which together constitute the Required Lenders and the Administrative Agent an executed counterpart hereof or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and
(ii)    the Borrower shall have paid any expenses owing by the Borrower to the Administrative Agent under Section 8 of this Agreement.
Section 4. Representations of the Borrower. The Borrower represents and warrants that:

(a) each of the representations and warranties made by any Credit Party in or pursuant to the Credit Documents is true and correct in all material respects (or, in the case of any representation and warranty qualified by materiality, in all respects) on and as of the Effective Date (except to the extent such representations and warranties are specifically made as of an earlier date, in which case such representations and warranties were true and correct in all material respects (or, in the case of any representation and warranty qualified by materiality, in all respects) as of such date); and
(b) no Default or Event of Default has occurred and is continuing on and as of the Effective Date.
Section 5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
Section 6. Effect of This Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or Administrative Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.
Section 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
Section 8. Miscellaneous. This Agreement shall constitute a Credit Document for all purposes of the Credit Agreement. In accordance with Section 9.05 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Agreement, including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent. Each Lender party hereto acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own decision to enter into this Agreement. The Lenders party hereto hereby expressly consent to the execution of, and direct the Administrative Agent to execute, this Agreement and agree that the Administrative Agent is fully protected by the provisions of Article 8 of the Credit Agreement, including the third paragraph thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WALTER INVESTMENT MANAGEMENT CORP., as Borrower
By:	/s/ Cheryl Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

[Amendment No. 1 to Credit Agreement – Signature Page]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and as Collateral Agent
By:	/s/ Doreen Barr
Name: Doreen Barr Title: Authorized Signatory
By:	/s/ Warren Van Heyst
Name: /s/ Warren Van Heyst Title: Authorized Signatory

[Amendment No. 1 to Credit Agreement –Signature Page]